UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JVSPAC Acquisition Corp.
(Name of Registrant as Specified in its Charter)

_______________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JVSPAC ACQUISITION CORP.
G/F Hang Tak Building
1 Electric Street
Wan Chai Hong Kong

[•], 2025

Dear Shareholders:

On behalf of the Board of Directors of JVSPAC Acquisition Corp. (the “Company,” “JVSA”, “JVSPAC” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders at [•] a.m. Eastern Time on [•], 2025 (the “Extraordinary General Meeting”). We hope you can join us and participate by virtual attendance or in person. JVSA will be holding the Extraordinary General Meeting at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via https://loeb.zoom.us/pac/join/[•].

The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/[•]. We are first mailing these materials to our shareholders on or about [•], 2025.

As discussed in the enclosed Proxy Statement, the Extraordinary General Meeting will be devoted to (i) a proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to twelve (12) times for an additional one (1) month each time from July 23, 2025 (the “Current Termination Date”) to July 23, 2026 (the termination date as so extended, the “Extended Termination Date”) by deleting the Charter in its entirety and substituting it by the adoption of the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement, subject to registration of it by the Registry of Corporate Affairs of the British Virgin Islands (we refer to this proposal as the “Charter Amendment Proposal”); and (ii) a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment is to allow the Company an option to further extend the time to complete a business combination (the “Combination Period”). Pursuant to the Company’s Charter, the Company currently has until July 23, 2025 (18 months from the consummation of its initial public offering (the “IPO”) after two (2) three-month extensions) to complete its initial business combination. As previously announced, the Company has entered into an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of September 3, 2024, with (i) Hotel101 Global Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Global”), (ii) Hotel of Asia, Inc., a company with limited liability incorporated under the laws of the Philippines (“Hotel of Asia” and together with Hotel101 Global, the “Target Parties”), (iii) DoubleDragon Corporation, a company incorporated under the laws of the Philippines and listed on the Philippine Stock Exchange, Inc. (“DoubleDragon”), (iv) DDPC Worldwide Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of DoubleDragon (“DDPC”), (v) Hotel101 Worldwide Private Limited, a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Worldwide”, and together with DDPC and DoubleDragon, the “Principal Shareholders”), (vi) Hotel101 Global Holdings Corp., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of DoubleDragon (“PubCo”), (vii) HGHC 4 Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), and (viii) HGHC 3 Corp., a British Virgin Islands business company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”). Pursuant to the Merger Agreement and subject to the terms and conditions therein, the Business Combination will be effected in the following steps: (i) prior to the Company Amalgamation and the SPAC Merger (each as defined below), DoubleDragon will transfer 40% of the total issued share capital of Hotel of Asia to Hotel101 Global, in exchange for the issuance of 1,987,239 Hotel101 Global Shares (the “Share Transfer”), (ii) prior to the Company Amalgamation and SPAC Merger (each as defined below), DDPC will transfer to Hotel101 Global certain real estate-related properties free and clear of any encumbrances in exchange for the issuance of ordinary shares in the capital of Hotel101 Global to DDPC (the “Property Transfer”), (iii) Hotel101 Global and Merger Sub 1 will amalgamate, with Hotel101 Global being the surviving entity and becoming a wholly owned subsidiary of PubCo (“Company Amalgamation”), and (iv) the Company will merge with and into Merger Sub 2, with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo (the “SPAC Merger”).

Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

In accordance with the Company’s current Charter, the Company extended the Combination Period two (2) times for an additional three (3) months each time from January 23, 2025 up to the Current Termination Date.

If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from July 23, 2025 (i.e., 18 months from the consummation of the IPO) up to July 23, 2026 (i.e., 30 months from the consummation of the IPO), provided that an extension amount of $[•] for each one-month extension (the “Extension Payment”) is deposited into the Trust Account (as defined below) upon two (2) days’ advance notice prior to the applicable deadlines. Assuming that there are no redemptions, twelve (12) Extension Payments would result in an additional amount per Public Share of approximately $[•].

The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before July 23, 2025, the Current Termination Date, to hold a shareholders’ meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before July 23, 2026. Pursuant to the Merger Agreement, the Company received $2,000,000 from Hotel101 Global (we refer to such funds as the “Target Extension Contribution”) on January 8, 2025, to extend the existence of the Company for up to one year (from January 23, 2025 to January 23, 2026) and to cover certain expenses of the Company. Therefore, the Company can deposit into the trust account established for the benefit of the public shareholders in connection with the IPO (the “Trust Account”), the Contribution amount as the Extension Payment for each one-month extension proposed hereby, until January 23, 2026. After consultation with the Sponsor, JVSA management believes that, if the Charter Amendment Proposal is approved, and if the Target Extension Contribution is not sufficient for the Extension or if the Extension extends beyond January 23, 2026, the Sponsor or its affiliates will contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Sponsor Extension Contribution”, and together with the Target Extension Contribution, the “Contributions”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon two (2) days’ advance notice prior to the applicable deadlines, and to extend the business combination period from January 23, 2026 to the Extended Termination Date. The Sponsor Extension Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a business combination, we will, at the option of the repay the Sponsor Extension Contributions or convert a portion or all of the amounts loaned under such Sponsor Extension Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our IPO as described in the registration statement for our IPO. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Charter Amendment Proposal is more fully described in the accompanying Proxy Statement.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time the Combination Period up to twelve (12) times for an additional one (1) month each time from July 23, 2025 to July 23, 2026, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our rights to receive ordinary shares upon the consummation of an initial business combination and the rights will expire worthless.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought in connection with the Business Combination) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting (the “Record Date”). If the Charter Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[•] million as of [•], 2025. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. As of the date of this Proxy Statement, Winky Investments Limited (“Sponsor”) owns (i) an aggregate of 1,437,500 shares of the Company’s Class B ordinary shares (“Founder Shares”) that were issued prior to our IPO and (ii) 240,000 units that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO (“Private Placement Units”). If a business combination is not completed by the Extended Termination Date, the Founder Shares and the Private Placement Units held by the Sponsor will become worthless.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or [•], 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [•], 2025, there was approximately $[•] million in the Trust Account. If the Charter Amendment Proposal is approved and the Company extends the Combination Period up to July 23, 2026, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation, as applicable, will be approximately $[•] per share (without taking into account any interest).

Our Board has fixed the close of business on [•], 2025, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting in person or online. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate at the Extraordinary General Meeting in person, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of JVSA shares you own, your attendance in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment at the Extraordinary General Meeting. Whether or not you plan to participate in person in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in JVSPAC Acquisition Corp.

Sincerely,

/s/ Albert Wong
Albert Wong Chief Executive Officer and Chairman
[•], 2025

JVSPAC Acquisition Corp.
G/F Hang Tak Building
1 Electric Street
Wan Chai Hong Kong

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE
HELD ON [•], 2025

To the Shareholders of JVSPAC Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders of JVSPAC Acquisition Corp. (the “Company,” “JVSA”, “JVSPAC” or “we”), a British Virgin Islands business company, will be held on [•], 2025, at [•] a.m. Eastern Time, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via https://loeb.zoom.us/pac/join/[•].

The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:

1.      A proposal to amend and restate (the “Charter Amendment”) the Company’s currently effective memorandum and articles of association (the “Charter”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to twelve (12) times for an additional one (1) month each time from July 23, 2025 (the “Current Termination Date”) to July 23, 2026 (the termination date as so extended, the “Extended Termination Date”) by deleting the Charter in its entirety and substituting it by the adoption of the amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement, subject to registration of it by the Registry of Corporate Affairs of the British Virgin Islands.

2.      A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

The Board has fixed the close of business on [•], 2025 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

By Order of the Board of Directors
/s/ Albert Wong
Chief Executive Officer and Chairman
[•], 2025

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE EXTRAORDINARY GENERAL MEETING IN PERSON OR VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN, AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA, OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2025. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/[•]. THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY IS:

JVSPAC Acquisition Corp.
G/F Hang Tak Building
1 Electric Street
Wan Chai Hong Kong

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this Proxy Statement?

A.     The Company is a blank check company formed under the laws of the British Virgin Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Company’s Charter provides for the return of the proceeds from its IPO held in trust to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date.

The Company believes that it is in the best interests of its shareholders to extend its Combination Period until the Extended Date, if necessary, in order to allow the Company additional time to complete a business combination and is therefore holding this Extraordinary General Meeting. The Company intends to hold a business combination extraordinary general meeting to approve a business combination at a future date.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on [•], 2025, at [•] a.m., New York Time at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/pac/join/[•]. We encourage shareholders to attend the Extraordinary General Meeting virtually.

Q.     How may I participate in the Extraordinary General Meeting virtually?

A.     If you are a shareholder of record as of the record date for the Extraordinary General Meeting (the “Record Date”), you should receive a proxy card from Continental, containing instructions on how to attend the Extraordinary General Meeting.

You can attend the Extraordinary General Meeting via webcast by visiting https://loeb.zoom.us/pac/join/[•].

If your shares are held in street name, and you would like to join and not vote, please contact your broker about receiving a proxy to do so. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     The Company’s shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s current Charter allowing the Company to extend the date by which it has to consummate a business combination (the “Extension”) up to twelve (12) times for an additional one (1) month each time from July 23, 2025 (the “Current Termination Date”) to July 23, 2026 (the termination date as so extended, the “Extended Termination Date”) (the “Charter Amendment”) by deleting the Charter in its entirety and substituting it by the adoption of the amended and restated memorandum and articles of association of the Company in the form set forth in Annex A to the accompanying Proxy Statement, subject to registration of it by the Registry of Corporate Affairs of the British Virgin Islands;

•        Proposal No. 2 — Adjournment Proposal — To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal.

Q.     Are the proposals conditioned on one another?

A.     No, except that approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented and one or more the Company’s shareholders elect to redeem their Public Shares pursuant to the redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by July 23, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders, and our rights will expire worthless.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 1,437,500 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Charter Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.     Why is the Company proposing the Charter Amendment Proposal?

A.     As previously disclosed, on September 3, 2024, the Company entered into the Merger Agreement, by and among the Company, Target Parties, Principal Shareholders, PubCo, Merger Sub 1, and Merger Sub 2. Pursuant to the Merger Agreement and subject to the terms and conditions therein, the Business Combination will be effected in the following steps: (i) prior to the Company Amalgamation and SPAC Merger (each as defined below), DoubleDragon will transfer 40% of the total issued share capital of Hotel of Asia to Hotel101 Global, in exchange for the issuance of 1,987,239 Hotel101 Global Shares (the “Share Transfer”), (ii) prior to the Company Amalgamation and SPAC Merger (each as defined below), DDPC will transfer to Hotel101 Global certain real estate-related properties free and clear of any encumbrances in exchange for the issuance of ordinary shares in the capital of Hotel101 Global to DDPC (the “Property Transfer”), (iii) Hotel101 Global and Merger Sub 1 will amalgamate, with Hotel101 Global being the surviving entity and becoming a wholly owned subsidiary of PubCo (“Company Amalgamation”), and (iv) the Company will merge with and into Merger Sub 2, with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo (the “SPAC Merger”). The Board unanimously approved the Merger Agreement and the SPAC Merger and resolved to recommend the approval and adoption of the Merger Agreement and the Business Combination by the shareholders of the Company. Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, PubCo will become the publicly traded holding company for Hotel101 Global and the Company.

The purpose of the Charter Amendment Proposal is to provide the Company with sufficient time to complete the Business Combination. As of the date of this Proxy Statement, we have up to July 23, 2025 (the “Current Termination Date”) to complete an initial business combination.

Our Board believes that the Extension is necessary in order for it to consummate the Business Combination. Our Board currently believes that there is not sufficient time before the Current Termination Date to prepare appropriate documentation in connection with the Business Combination, hold a special meeting at which to conduct a meeting for the shareholder approvals required in connection with the Business Combination and consummate the Business Combination. Completion of the Business Combination is subject to, among other matters, satisfaction of the closing conditions and approval of the transaction by our shareholders. Accordingly, our Board believes that in order for us to be able to consummate the Business Combination and for our shareholders to evaluate the Business Combination, we need to obtain the Extension.

The approval of the Charter Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate the Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

You are not being asked to vote on a business combination at the Extraordinary General Meeting. The vote by the Company shareholders on a business combination will occur at a separate extraordinary general meeting of the Company shareholders, to be held at a later date, and the solicitation of proxies from the Company shareholders in connection with such separate business combination Extraordinary General Meeting, and the related right of the Company shareholders to redeem in connection with a business combination (which is a separate right to redeem in addition to the right to redeem in connection with the Charter Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Charter Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Charter Amendment Proposal is not approved by the Company shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by the Company shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     The approval of the Charter Amendment Proposal requires a resolution of members under the BVI Business Companies Act (as revised) and the Charter, being the affirmative vote of at least a majority of the votes cast by issued and outstanding Public Shares, Representative Shares, and Founder Shares as, being entitled to do so, voting together as a single class, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares, Representative Shares, and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, by oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares, Representative Shares, and Founder Shares representing a majority of the voting power of all issued and outstanding Public Shares, Representative Shares, and Founder Shares voting together as a single class, entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Charter Amendment Proposal.

Q.     Why should I vote “FOR” the Charter Amendment Proposal?

A.     The Company believes its shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal to extend the time the Company has to complete a business combination until the Extended Date.

Q.     Why should I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by the Company shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for the approval of the Charter Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.     How will the initial shareholders vote?

A.     The initial shareholders have advised the Company that they intend to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Charter Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 1,677,500 ordinary shares, representing approximately 21.8% of the Company’s issued and outstanding shares.

Q.     What if I do not want to vote “FOR” the Charter Amendment Proposal or the Adjournment Proposal?

A.     If you do not want the Charter Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Charter Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q.     What happens if the Charter Amendment Proposal is not approved?

A.     If there are insufficient votes to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment Proposal is not approved, and we have not consummated a business combination by the July 23, 2025, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, including interest not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event we wind up.

The Sponsor and the officers, directors, and the initial shareholders of the Company waived their rights to participate in any liquidation distribution with respect to the 1,437,500 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q.     If the Charter Amendment Proposal is approved, what happens next?

A.     If the Charter Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date. The Company will file the amended and restated memorandum and articles of association with the British Virgin Islands’ Registry of Corporate Affairs in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a business combination at an extraordinary general meeting and consummate a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates.

Q.     Am I able to exercise my redemption rights in connection with a business combination?

A.     If you do not choose to exercise redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise redemption rights in connection with a business combination if you are a holder of ordinary shares as of the close of business on the record date for a business combination Extraordinary General Meeting, and you will be able to vote to approve a business combination in a business combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Charter Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a business combination, subject to any limitations set forth in the Charter (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two (2) business days before the Extraordinary General Meeting of the Company shareholders to vote on a business combination).

Q.     Do I need to request that my shares be redeemed regardless of whether I vote “FOR” or “AGAINST” the Charter Amendment Proposal?

A.     Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” below.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, signed proxy card addressed to the Company’s CEO at JVSPAC Acquisition Corp., G/F Hang Tak Building 1 Electric Street, Wan Chai Hong Kong, Attn: CEO, so that it is received by the Company’s CEO on or before the Extraordinary General Meeting; or

•        attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s CEO, which must be received by the Company’s CEO on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     If my shares are held in “street name,” will my broker, bank, or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that the Charter Amendment Proposal presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on the Charter Amendment Proposal presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Charter Amendment Proposal or the Adjournment Proposal.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of the Company shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in the Company entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.     How do I vote?

A.     If you were a holder of record of Public Shares or Class B ordinary shares on [•], 2025, the Record Date, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the

Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [5:00 p.m.], New York Time, on [•], 2025.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/[•] and entering the voter control number included on your proxy card.

Q.     Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company shareholders vote “FOR” the Charter Amendment Proposal, and if necessary, the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal?

A.     The Company’s directors and officers have interests in the Charter Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares, and Private Placement Units. See the section entitled “Proposal 1. The Charter Amendment Proposal — Interests of Certain Persons in the Charter Amendment and the Consummation of a Business Combination” in this Proxy Statement.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A.     No. There are no appraisal rights available to the Company shareholders in connection with the Charter Amendment Proposal.

Q.     If I own a public right, can I exercise redemption rights with respect to my public rights?

A.     No. The holders of public rights issued in connection with the IPO (one right was included in the units sold in the IPO) with each right to receive one-fourth of one Class A ordinary share upon the consummation of an initial business combination have no redemption rights with respect to such public rights.

Q.     If I am a Unit holder, can I exercise redemption rights with respect to my nits?

A.     No. Holders of outstanding Units must separate the underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.     What do I need to do now?

A.     You should read carefully and consider the information contained in this Proxy Statement, including Annex A, and consider how the Charter Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q.     How do I exercise my redemption rights?

A.     In connection with the Charter Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, the Company shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the Extraordinary General Meeting, including interest not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable) , divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated January 19, 2024, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on [•], 2025 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that the Company redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of the Company’s transfer agent is listed under the question “Who can help answer my questions?” below. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to the Company’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

The Company’s shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the vote on the proposal to approve the Charter Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Charter Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.     What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to the Company shareholders for a business combination Extraordinary General Meeting to be held on a later date.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     The Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company will also reimburse banks, brokers, and other custodians, nominees, and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. The directors, officers, and employees of the Company may also solicit proxies by telephone, by facsimile, by mail, or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

JVSPAC Acquisition Corp.
G/F Hang Tak Building
1 Electric Street
Attention: Chief Executive Officer
Email: admin@aspac.co

You may also contact the proxy solicitor for the Company at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Tel: 877-870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: ksmith@advantageproxy.com

To obtain timely delivery, the Company shareholders must request the materials no later than [•], 2025, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where Can You Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on [•], 2025 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD [•], 2025
FIRST MAILED ON OR ABOUT [•], 2025

Date, Time, and Place of the Extraordinary General Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of JVSPAC Acquisition Corp. (the “Company,” “JVSA,” “JVSPAC” or “we”), a British Virgin Islands business company, in connection with the Extraordinary General Meeting of Shareholders to be held on [•], 2025, at [•] a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Extraordinary General Meeting, and any adjournments thereof, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via https://loeb.zoom.us/pac/join/[•].

The principal executive office of the Company is G/F Hang Tak Building, 1 Electric Street, Wan Chai Hong Kong, and its telephone number, including area code is +852 9258 9728.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:

1.      A proposal to amend and restate (the “Charter Amendment”) the Company’s currently effective memorandum and articles of association (the “Charter”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to twelve (12) times for an additional one (1) month each time from July 23, 2025 (the “Current Termination Date”) to July 23, 2026 (the termination date as so extended, the “Extended Termination Date”) by deleting the Charter in its entirety and substituting it with the amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement, subject to registration of it by the Registry of Corporate Affairs of the British Virgin Islands.

2.      A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

Pursuant to the Company’s Charter, the Company currently has until July 23, 2025 (after two (2) three-month extensions) to complete its initial business combination. As previously announced, the Company has entered into an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of September 3, 2024, with (i) Hotel101 Global Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Global”), (ii) Hotel of Asia, Inc., a company with limited liability incorporated under the laws of the Philippines (“Hotel of Asia” and together with Hotel101 Global, the “Target Parties”), (iii) DoubleDragon Corporation, a company incorporated under the laws of the Philippines and listed on the Philippine Stock Exchange, Inc. (“DoubleDragon”), (iv) DDPC Worldwide Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of DoubleDragon (“DDPC”), (v) Hotel101 Worldwide Private Limited, a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Worldwide”, and together with DDPC and DoubleDragon, the “Principal Shareholders”), (vi) Hotel101 Global Holdings Corp., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of DoubleDragon (“PubCo”), (vii) HGHC 4 Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), and (viii) HGHC 3 Corp., a British Virgin Islands business company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”). Pursuant to the Merger Agreement and subject to the terms and conditions therein, the Business Combination will be effected in the following steps: (i) prior to the Company Amalgamation and SPAC Merger (each as defined below), DoubleDragon will transfer 40% of the total issued share capital of Hotel of Asia to Hotel101 Global, in exchange for the issuance of 1,987,239 Hotel101 Global Shares (the “Share Transfer”), (ii) prior to the Company Amalgamation and SPAC Merger (each as defined below), DDPC will transfer to Hotel101 Global certain real estate-related properties free and clear of any encumbrances in exchange for the issuance of ordinary shares in the capital of Hotel101 Global to DDPC (the “Property Transfer”), (iii) Hotel101 Global and Merger Sub 1 will amalgamate, with Hotel101 Global being the surviving entity and becoming a wholly owned subsidiary of PubCo (“Company Amalgamation”), and (iv) the Company will merge with and into Merger Sub 2, with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo (the “SPAC Merger”).

Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. We will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a separate proxy statement/prospectus in relation thereto will be sent to all our shareholders.

If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from July 23, 2025 (i.e., 18 months from the consummation of the initial public offering (the “IPO”)) up to July 23, 2026 (i.e., 30 months from the consummation of the IPO), provided that an extension amount of $[•] for each one-month extension (the “Extension Payment”) is deposited into the Trust Account on or prior to the date of the same applicable deadline. Assuming that there are no redemptions, twelve (12) Extension Payments would result in additional amount per Public Share of approximately $[•].

The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before July 23, 2025, the Current Termination Date, to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before July 23, 2026. Pursuant to the Merger Agreement, the Company received the Target Extension Contribution from Hotel101 Global on January 8, 2025, to extend the existence of the Company for up to one (1) year and to cover certain expenses of the Company. Therefore, the Company can deposit into the Trust Account with the Target Extension Contribution amount as the Extension Payment for each one-month extension proposed hereby, until January 23, 2026. After consultation with the Sponsor, JVSA management believes that, if the Charter Amendment Proposal is approved, and if the Target Extension Contribution is not sufficient for the Extension or if the Extension goes beyond January 23, 2026, the Sponsor or its affiliates will contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Sponsor Extension Contribution”, and together with the Target Extension Contribution, the “Contributions”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon two (2) days’ advance notice prior to the applicable deadlines, and to extend the business combination period from January 23, 2026 to the Extended Termination Date. The Sponsor Extension Contribution(s) shall made in the form of non-interest bearing, unsecured promissory notes. If we complete a business combination, we will, at the option of the Sponsor, repay the Sponsor Extension Contribution or convert a portion or all of the amounts loaned under such Sponsor Extension Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our IPO as described in the registration statement for our IPO. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time from July 23, 2025 to July 23, 2026, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our rights to receive ordinary shares upon the consummation of an initial business combination and the rights will expire worthless.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [•], 2025 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournments thereof.

Holders of the Company’s Class A ordinary shares and Class B ordinary shares (collectively, “Ordinary Shares”) will vote together as a single class, with each share entitling the holder thereof to one vote. The Company’s Ordinary Shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. The proxy may be revoked by the shareholders at any time prior to its being voted by filing with the Secretary of the Company either by a notice of revocation or a duly executed proxy bearing a later date. We intend to mail or otherwise release this Proxy Statement and the enclosed proxy card to our shareholders on or about [•], 2025.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is [•]. Each Ordinary Share is entitled to one vote. The presence by proxy or attendance, in person or virtually, at the Extraordinary General Meeting of the holders of not less than 50 percent of the votes of the Ordinary Shares entitled to vote at the Extraordinary General Meeting will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Extraordinary General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	Majority of the shares present by attendance or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	No
Adjournment	Majority of the shares present by attendance or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	Yes

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of Ordinary Shares that you own.

You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank, or other nominee, you will need to follow the instructions provided to you by your broker, bank, or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment Proposal and the Adjournment Proposal.

You can participate in the Extraordinary General Meeting and vote in person physically or by virtual attendance even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone, or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Free: 877-870-8565
Collect: 206-870-8565
ksmith@advantageproxy.com

The cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Shareholders

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of Proxy Statement for future shareholder meetings of the Company, please specify such request to Advantage Proxy, P.O. Box 10904, Yakima, WA 98909, Toll Free: 877-870-8565, ksmith@advantageproxy.com.

If you share an address with at least one other shareholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request to Advantage Proxy, P.O. Box 10904, Yakima, WA 98909, Toll Free: 877-870-8565, ksmith@advantageproxy.com.

Redemption Rights

Pursuant to our Charter, any holders of our Public Shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two (2) business days prior to the Extraordinary General Meeting. Regardless whether you vote for or against the Charter Amendment, if your request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $[•] million on [•], 2025, the estimated per share redemption price would have been approximately $[•].

In order to exercise your redemption rights, you must:

submit a request in writing prior to 5:00 p.m., Eastern Time on [•], 2025 (two (2) business days before the Extraordinary General Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

and,

•        deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks.

Shareholders who hold their shares in street name will have to coordinate with their broker, bank, or nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

If you exercise your redemption rights, your Ordinary Shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Charter Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment is not approved and we do not consummate an initial business combination by July 23, 2025, we may be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our rights to receive ordinary shares upon the consummation of an initial business combination and the rights will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company, or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one (1) full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of [•], 2025.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Ordinary Shares
WINKY INVESTMENTS LIMITED(2)(3)	1,677,500	21.8%
Meteora Capital, LLC(4)	598,324	9.6%
Mizuho Financial Group, Inc.(5)	562,210	9.1%
Harraden Circle Investments, LLC(6)	493,508	6.4%
Wolverine Asset Management LLC(7)	475,206	6.2%
Albert Wong	1,677,500	21.8%
Claudius Tsang	—	—
Frank Clifford Chan	—	—
Alex Lau	—	—
Krešimir Coric	—	—
All executive officers and directors as a group (5 individuals)	1,677,500	21.8%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is G/F Hang Tak Building 1 Electric Street, Wan Chai Hong Kong.

(2)      Excludes shares issuable pursuant to rights issued in connection with the IPO, as such rights are not exercisable or convertible, as the case may be, until after the consummation of the Company’s initial business combination.

(3)      Our Sponsor is controlled by Albert Wong.

(4)      Pursuant to the schedule 13G/A filed by the reporting person on May 15, 2025, the JVSPAC Class A Ordinary Shares are held by certain funds and managed accounts to which Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”) serves as investment manager (collectively, the “Meteora Funds”) and Vik Mittal serves as the Managing Member of Meteora Capital. The address of the principal business office of each of these persons is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(5)      Pursuant to the schedule 13G/A filed by the reporting person on May 13, 2025, the JVSPAC Class A Ordinary Shares are beneficially owned by Mizuho Financial Group, Inc. which has the sole power to vote and dispose of the reported shares. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of reported shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The address of the principal business office of the reporting person is 1 – 5 – 5, Otemachi, Chiyoda — ku, Tokyo 100 – 8176, Japan.

(6)      Pursuant to the schedule 13G filed by the reporting person on February 20, 2025, the JVSPAC Class A Ordinary Shares are held by certain funds and managed accounts to which Harraden Circle Investments, LLC, a Delaware limited liability company (“Harraden Adviser”) serves as investment manager to Harraden Circle Investors, LP (“Harraden Fund”), Harraden Circle Special Opportunities, LP (“Harraden Special Op Fund”), Harraden Circle Strategic Investments, LP (“Harraden Strategic Fund”), and other high net worth individuals, and Harraden Circle Investors GP, LLC (“Harraden LLC”) is the general partner of Harraden Circle Investors GP, LP (“Harraden GP”). Frederick V. Fortmiller, Jr. (“Mr. Fortmiller”) is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the JVSPAC Class A Ordinary Shares reported herein directly beneficially owned by Harraden Fund, Harraden Special Op Fund, and Harraden Strategic Fund. The address of the principal business office of each of these persons is 299 Park Avenue, 21st Floor, New York, NY 10171.

(7)      Pursuant to the schedule 13G/A filed by the reporting person on January 31, 2025, the JVSPAC Class A Ordinary Shares are beneficially owned by Wolverine Asset Management, LLC (“WAM”), an investment adviser. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. WAM has voting and disposition power over the JVSPAC Class A Ordinary Shares. WAM has shared power to vote, or direct the vote of, the JVSPAC Class A Ordinary Shares, and each of Wolverine Holdings, WTP, Mr. Bellick, and Mr. Gust has shared power to vote or direct the JVSPAC Class A Ordinary Shares. The address of the principal business office of the reporting person is Wolverine Asset Management, LLC 175 West Jackson Boulevard, Suite 340 Chicago, IL 60604.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend and restate our existing Charter to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to twelve (12) times for an additional one (1) month each time from July 23, 2025 (the “Current Termination Date”) to July 23, 2026 (the termination date as so extended, the “Extended Termination Date”) by deleting the existing Charter in its entirety and substitute it by the adoption of the amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement, subject to registration of it by the Registry of Corporate Affairs of the British Virgin Islands. Under the Charter, the Company has until July 23, 2025 (after two (2) three-month extensions) to complete its initial business combination. Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, the Company must deposit $[•] for each public Class A ordinary share that has not redeemed (or an aggregate of $[•] if there are no redemptions) into the Trust Account (as defined below) for each one-month extension. Pursuant to the Merger Agreement, the Company received $2,000,000 from Hotel101 Global (we refer to such funds as the “Target Extension Contribution”) on January 8, 2025, to extend the existence of the Company for up to one (1) year and to cover certain expenses of the Company. Therefore, the Company can deposit into the trust account established for the benefit of the public shareholders in connection with the IPO (the “Trust Account”) the Contribution (as defined below) amount as the Extension Payment for each one-month extension proposed hereby, until January 23, 2026. After consultation with the Sponsor, JVSA management believes that, if the Charter Amendment Proposal is approved, and if the Target Extension Contribution is not sufficient for the Extension or if the Extension goes beyond January 23, 2026, the Sponsor or its affiliates will contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Sponsor Extension Contribution”, and together with the Target Extension Contribution, the “Contributions”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon two (2) days’ advance notice prior to the applicable deadlines, and to extend the business combination period from January 23, 2026 to the Extended Termination Date. The Sponsor Extension Contribution(s) shall made in the form of non-interest bearing, unsecured promissory notes. If we complete a business combination, we will, at the option of the Sponsor, repay the Sponsor Extension Contribution or convert a portion or all of the amounts loaned under such Sponsor Extension Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering (the “IPO”) as described in the registration statement for our IPO. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The complete text of the proposed amendment is attached to this Proxy Statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its Charter to allow the Company to extend the time the Company has to consummate a business combination up to twelve (12) times for an additional one (1) month each time from July 23, 2025 to July 23, 2026.

As previously announced, the Company has entered into an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of September 3, 2024, with (i) Hotel101 Global Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Global”), (ii) Hotel of Asia, Inc., a company with limited liability incorporated under the laws of the Philippines (“Hotel of Asia” and together with Hotel101 Global, the “Target Parties”), (iii) DoubleDragon Corporation, a company incorporated under the laws of the Philippines and listed on the Philippine Stock Exchange, Inc. (“DoubleDragon”), (iv) DDPC Worldwide Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of DoubleDragon (“DDPC”), (v) Hotel101 Worldwide Private Limited, a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Worldwide”, and together with DDPC and DoubleDragon, the “Principal Shareholders”), (vi) Hotel101 Global Holdings Corp., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of DoubleDragon (“PubCo”), (vii) HGHC 4 Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), and (viii) HGHC 3 Corp., a British Virgin Islands business company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”). Pursuant to the Merger Agreement and subject to the terms and conditions therein, the Business

Combination will be effected in the following steps: (i) prior to the Company Amalgamation and SPAC Merger (each as defined below), DoubleDragon will transfer 40% of the total issued share capital of Hotel of Asia to Hotel101 Global, in exchange for the issuance of 1,987,239 Hotel101 Global Shares (the “Share Transfer”), (ii) prior to the Company Amalgamation and SPAC Merger (each as defined below), DDPC will transfer to Hotel101 Global certain real estate-related properties free and clear of any encumbrances in exchange for the issuance of ordinary shares in the capital of Hotel101 Global to DDPC (the “Property Transfer”), (iii) Hotel101 Global and Merger Sub 1 will amalgamate, with Hotel101 Global being the surviving entity and becoming a wholly owned subsidiary of PubCo (“Company Amalgamation”), and (iv) the Company will merge with and into Merger Sub 2, with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo (the “SPAC Merger”). Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. We will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a separate proxy statement/prospectus in relation thereto will be sent to all our shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before July 23, 2025, the Current Termination Date, to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before July 23, 2026. Pursuant to the Merger Agreement, the Company received the Target Extension Contribution from Hotel101 Global on January 8, 2025, to extend the existence of the Company for up to one (1) year and to cover certain expenses of the Company. Therefore, the Company can deposit into the Trust Account with the Contribution amount as the Extension Payment for each one-month extension proposed hereby, until January 23, 2026. After consultation with the Sponsor, JVSA management believes that, if the Charter Amendment Proposal is approved, and if the Target Extension Contribution is not sufficient for the Extension or if the Extension goes beyond January 23, 2026, the Sponsor or its affiliates will contribute the Sponsor Extension Contribution, for the Company to deposit the funds into the Trust Account as the Extension Payment, upon two (2) days’ advance notice prior to the applicable deadlines, and to extend the business combination period from January 23, 2026 to the Extended Termination Date. The Sponsor Extension Contribution(s) shall made in the form of non-interest bearing, unsecured promissory notes. If we complete a business combination, we will, at the option of the Sponsor, repay the Sponsor Extension Contribution or convert a portion or all of the amounts loaned under such Sponsor Extension Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our IPO as described in the registration statement for our IPO. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time from July 23, 2025 to July 23, 2026, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our rights to receive ordinary share upon the consummation of an initial business combination and the rights will expire worthless.

Interests of Certain Persons in the Charter Amendment and the Consummation of a Business Combination

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal, you should keep in mind that JVSA’s Sponsor, directors, and officers (collectively, “Initial Shareholders”) have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•        The Sponsor has agreed not to redeem any Founder Shares held by it in connection with a shareholder vote to approve an initial business combination.

•        Each of JVSA’s independent directors is currently receiving an annual remuneration of $1,000, totaling $3,000 per year for all three directors, for the duration of their service until the completion of an initial business combination or JVSA’s liquidation.

•        The continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after a business combination.

•        With certain limited exceptions, the Founder Shares will not be transferable, assignable or salable by the Sponsor until the earlier of (1) six months after the completion of an initial business combination and (2) the date on which JVSA consummates a liquidation, merger, share exchange, reorganization or other similar transaction after an initial business combination that results in all of JVSA’s Public Shareholders having the right to exchange their Public Shares for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of JVSA’s Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after JVSA’s initial business combination, the Founder Shares will be released from the lock-up. With certain limited exceptions, the Private Placement Units, private placement shares, private placement rights and the Class A ordinary shares underlying such private placement rights will not be transferable, assignable or salable by the Initial Shareholders until the completion of JVSA’s initial business combination. Since the Sponsor and its affiliates, JVSA’s officers and directors may directly or indirectly own JVSA Ordinary Shares and JVSA rights, JVSA’s officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate an initial business combination.

•        None of JVSA’s officers or directors is required to commit his or her full time to JVSA’s affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        JVSA’s officers and directors may have a consulting relationship with other corporations and may have a conflict of interest including but not limited to allocating his or her time among various business activities.

•        In the course of their other business activities, JVSA’s officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to JVSA as well as the other entities with which they are affiliated. JVSA’s management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

If an initial business combination is not completed by July 23, 2025, JVSA will be required to liquidate. In such event:

•        1,437,500 JVSA Class B Ordinary Shares held by the Sponsor, which were acquired by the Sponsor prior to JVSA’s IPO for an aggregate purchase price of $0.017 per share, or $25,000 in the aggregate, will be worthless because the Sponsor is not entitled to participate in any redemption of distribution from the Trust Account with respect to such securities. Such JVSA Class B Ordinary Shares had an aggregate market value of approximately $[•] million based on the closing price of the JVSA Class A Ordinary Shares of $[•] per share on The Nasdaq Capital Market as of [•], 2025. The Sponsor and its affiliates and JVSA’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•        240,000 Private Placement Units purchased by the Sponsor for $2,400,000 will be worthless because the Sponsor is not entitled to participate in any redemption of distribution from the Trust Account with respect to such securities. At the consummation of the initial business combination, such Private Placement Units would have an aggregate market value of approximately $[•] million based on the closing price of $[•] per Unit on The Nasdaq Capital Market as of [•], 2025. The Sponsor and its affiliates and JVSA’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Private Placement Units and no other consideration was paid for such agreement.

•        Because of these interests, JVSA’s Initial Shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the Class A ordinary shares declined to $5.00 per share after the close of the Business Combination, JVSA’s public shareholder that purchased shares in the IPO would have a loss of $5.00 per share, while JVSA’s Sponsor would have a gain of $4.98 per share because it acquired the Founder Shares for a nominal amount. In other words, JVSA’s Sponsor can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the post-combination Company.

Other interests of JVSA’s Initial Shareholders in the Business Combination will be fully described in the proxy statement to be made available to JVSA’s shareholders in connection with the shareholder approval of such proposed transaction.

There are no assurances that the Charter Amendment and Extension, even if approved and implemented, will enable us to complete the Business Combination with Hotel101 or an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination or any initial business combination will be consummated prior to the Extended Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring a registration statement on Form F-4 effective, which will include our preliminary proxy statement/prospectus for the Business Combination (the “Registration Statement”).

We are required to offer shareholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer shareholders redemption rights again in connection with the shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with shareholder votes on each of the Extension and the Business Combination could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC recently adopted rules to regulate special purpose acquisition companies. Certain of the procedures that we, an initial business combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules, requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions, (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and de-SPAC transactions, (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions, and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC registration statements. The majority of these SPAC Rules became effective on July 1, 2024. Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

Changes in international trade policies, tariffs and treaties affecting imports and exports may have a material adverse effect on our search for an initial business combination target or the performance or business prospects of a post-business combination company.

There have recently been significant changes to international trade policies and tariffs affecting imports and exports. Any significant increases in tariffs on goods or materials or other changes in trade policy could negatively affect our search for a target and/or our ability to complete our initial business combination.

Recently, the U.S. has implemented a range of new tariffs and increases to existing tariffs. In response to the tariffs announced by the U.S., other countries have imposed, are considering imposing, and may in the future impose new or increased tariffs on certain exports from the United States. There is currently significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, taxes, government regulations and tariffs and we cannot predict whether, and to what extent, current tariffs will continue or trade policies will change in the future.

Tariffs, or the threat of tariffs or increased tariffs, could have a significant negative impact on certain businesses (either due to domestic businesses’ reliance on imported goods or dependence on access to foreign markets, or foreign businesses’ reliance on sales into the United States). In addition, retaliatory tariffs could have a significant negative impact on foreign businesses that rely on imports from the United States, and domestic businesses that rely on exporting goods internationally. These tariffs and threats of tariffs and other potential trade policy changes could negatively affect the attractiveness of certain initial business combination targets, or lead to material adverse effects on a post-business combination company. Among other things, historical financial performance of companies affected by trade policies and/or tariffs may not provide useful guidance as to the future performance of such companies, because future financial performance of those companies may be materially affected by new U.S. tariffs or foreign retaliatory tariffs, or other changes to trade policies. The business prospects of a particular target for a business combination could change even after we have entered into a business combination agreement as a result of tariffs or the threat of tariffs that may have a material impact on that target’s business, and it may be costly or impractical for us to terminate that business combination agreement. These factors could affect our selection of a business combination target.

We may not be able to adequately address the risks presented by these tariffs or other potential trade policy changes. As a result, we may deem it costly, impractical or risky to complete an initial business combination with a particular target or with a target in a particular industry or from a particular country. Consequently, the pool of potential target companies may be reduced, which could impair our ability to identify a suitable target and to complete an initial business combination. If we complete an initial business combination with such a target, the post-business combination company’s operations and financial results could be adversely affected as a result of tariffs or changes to trade policies, which may cause the market value of the securities of the post-business combination company to decline.

If we were considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our sponsor is controlled by or has substantial ties with non-U.S. persons domiciled outside the U.S. Acquisitions and investments by non-U.S. persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the U.S. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.

If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may not be able to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our units and Founder Shares will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we would be required to meet burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination. In that case, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate itself.

There is currently uncertainty concerning the applicability of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder, to a special purpose acquisition company such as JVSPAC. Notwithstanding an investment of proceeds in government securities, JVSPAC could nevertheless be considered to be operating as an unregistered investment company, and the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that JVSPAC may be considered an unregistered investment company.

If JVSPAC is deemed to be an investment company under the Investment Company Act, JVSPAC’s activities would be severely restricted and JVSPAC would be subject to burdensome compliance requirements. Although JVSPAC does not believe that its principal activities will subject itself to regulation as an investment company under the Investment Company Act, if JVSPAC is deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, JVSPAC would be subject to additional regulatory burdens and expenses for which JVSPAC has not allotted funds. As a result, unless JVSPAC were able to modify its activities so that JVSPAC would not be deemed an investment company, JVSPAC would expect to abandon its efforts to complete an initial business combination and instead to liquidate itself. If JVSPAC is required to liquidate and dissolve, its investors would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation in the value of JVSPAC’s shares and rights following such a transaction. In addition, in the event of JVSPAC’s liquidation and dissolution, JVSPAC’s rights would expire worthless.

Since the Sponsor, our directors, and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of (i) 1,437,500 shares of Class B ordinary shares that were purchased by the Sponsor for an aggregate purchase price of $25,000 prior to our IPO and (ii) 240,000 Private Placement Units purchased by the Sponsor for an aggregate purchase price of $2,400,000. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. In addition, certain of our executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our Ordinary Shares experience a negative rate of return, due to having initially purchased the shares of Class B ordinary shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors, and officers may have influenced their motivation in identifying and selecting its target business combination and consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

The ability of our public shareholders to exercise redemption rights if the Extension is implemented with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension is implemented. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares if the Extension is implemented.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

Vote Required

Approval of the Charter Amendment proposal requires the affirmative vote of a majority of the votes of the Ordinary Shares entitled to vote thereon which were present at the Extraordinary General Meeting and were voted. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal in this Proxy Statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the Extraordinary General Meeting will not exercise his or her ability to adjourn the Extraordinary General Meeting to a later date (which he would otherwise have as the chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal.

Vote Required

If a majority of the votes of the Ordinary Shares entitled to vote thereon which were present in person physically or by virtual attendance or represented by proxy which were present and voted at the Extraordinary General Meeting vote for the Adjournment Proposal, the chairman of the Extraordinary General Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

WHERE CAN YOU FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy, and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment or the Adjournment by contacting us at the following address or telephone number:

G/F Hang Tak Building
1 Electric Street
Wan Chai Hong Kong

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Free: 877-870-8565
Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than [•], 2025.

Annex A

Charter Amendment

Annex A

Territory of the British Virgin Islands

The BVI Business Companies Act, 2004

        amended and restated memorandum and articles of association
OF
JVSPAC Acquisition Corp.

Incorporated as a BVI Business Company on 20 April 2021

Amended and Restated on [•], 2025

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

JVSPAC Acquisition Corp.

A COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ON [•], 2025

1            NAME

The name of the Company is JVSPAC Acquisition Corp.

2            STATUS

The Company shall be a company limited by shares.

3            REGISTERED OFFICE AND REGISTERED AGENT

3.1         The first registered office of the Company is at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands, the office of the first registered agent.

3.2         The first registered agent of the Company is Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands.

3.3         The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4            CAPACITY AND POWER

4.1         The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)         full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)         for the purposes of paragraph (a), full rights, powers and privileges.

4.2         There are subject to Clause 4.1 and Regulation 24, no limitations on the business that the Company may carry on.

5            NUMBER AND CLASSES OF SHARES

5.1         The Company is authorised to issue a maximum of 111,000,000 Shares with no par value divided into three classes of shares as follows:

(a)         100,000,000 class A ordinary shares with no par value (Class A Ordinary Shares);

(b)         10,000,000 class B ordinary shares with no par value (Class B Ordinary Shares and together with the Class A Ordinary Shares being referred to as the Ordinary Shares);

(c)         1,000,000 preferred shares with no par value (Preferred Shares).

Annex A-1

5.2         The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6            DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1         Save and except as otherwise set out in these Memorandum and Articles, and subject to Clause 7 and the power of the Directors to issue Preference Shares with such preferred rights as they shall determine pursuant to Regulation 2.2, each Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)         in respect of Class B Ordinary Shares only, the rights to convert into Class A Ordinary Shares in accordance with Regulation 3 and the rights to elect or remove directors prior to a business combination in accordance with Regulation 10;

(b)         subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(c)         the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 24.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 24.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 24.11;

(d)         the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(e)         subject to satisfaction of and compliance with Regulation 24, the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Regulation 24, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Ordinary Shares that are not Public Shares.

6.2         The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include subject to Regulation 24.7:

(a)         the number of shares and series constituting that class and the distinctive designation of that class;

(b)         the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Shares;

(c)         whether that class shall have voting rights, and, if so, the terms of such voting rights;

(d)         whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(e)         whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting such Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;

Annex A-2

(f)          whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;

(g)         the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;

(h)         the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Shares; and

(i)          any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

6.3         The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 7 and Regulation 24 of the Articles.

6.4         The Directors have the authority and the power by Resolution of Directors:

(a)         to authorise and create additional classes of shares; and

(b)         to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7            VARIATION OF RIGHTS

7.1         Subject to the limitations set out in Clause 11 in respect of amendments to the Memorandum and Articles, the rights attached to a class of the Ordinary Shares as specified in Clause 6.1 (including the rights attached to Class B Ordinary Shares in Regulation 3 and 10) may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the total number of Ordinary Shares of that class that have voted (and are entitled to vote thereon) in relation to any such resolution, unless otherwise provided by the terms of issue of such class, and any such variation that has to be approved under this Clause 7.1 shall also be subject to compliance with Regulation 24.11 of the Articles.

7.2         The rights attached to any Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of the same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8            RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith. For the avoidance of doubt, the creation, designation or issuance of any Preferred Shares with rights and privileges ranking in priority to any existing class of Shares pursuant to Clause 6.2 shall not be deemed to be a variation of the rights of such existing class.

9            REGISTERED SHARES

9.1         The Company shall issue registered shares only.

9.2         The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

Annex A-3

10          TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11          AMENDMENT OF MEMORANDUM AND ARTICLES

11.1       The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)         to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)         to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)         in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)         to change Clauses 7 or 8, this Clause 11 or Regulation 24 (or any of the defined terms used in any such Clause or Regulation).

11.2       Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles to amend:

(a)         Regulation 24 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 24.11; or

(b)         this Clause 11.2 during the Target Business Acquisition Period.

12          DEFINITIONS AND INTERPRETATION

12.1       In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)         Act means the BVI Business Companies Act, 2004 (as amended) and includes the regulations made under the Act;

(b)         AGM means an annual general meeting of the Members;

(c)         Amendment has the meaning ascribed to it in Regulation 24.11;

(d)         Amendment Redemption Event has the meaning ascribed to it in Regulation 24.11;

(e)         Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person;

(f)          Approved Amendment has the meaning ascribed to it in Regulation 24.11;

(g)         Articles means the attached Articles of Association of the Company;

(h)         Automatic Redemption Event shall have the meaning given to it in Regulation 24.2;

(i)          Board of Directors means the board of directors of the Company;

(j)          Business Combination shall mean the initial acquisition by the Company, whether through a merger, share exchange, share reconstruction or amalgamation, asset or share acquisition, a contractual arrangement or other similar business combination transaction, with a Target Business at Fair Value;

(k)         Business Combination Articles means Regulation 24 relating to the Company’s obligations regarding the consummation of a Business Combination;

(l)          Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

Annex A-4

(m)        Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(n)         Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(o)         Director means any director of the Company, from time to time;

(p)         Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)         Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(r)          Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(s)          Exchange Act means the United States Securities Exchange Act of 1934, as amended;

(t)          Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

(u)         Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination;

(v)         Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 16;

(w)        Initial Shareholders means the Sponsor and any of the Directors or officers of the Company who hold shares prior to the IPO;

(x)         IPO means the initial public offering of units, consisting of ordinary shares of the Company and rights to receive ordinary shares of the Company;

Annex A-5

(y)         Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(z)         Memorandum means this Memorandum of Association of the Company;

(aa)        Officer means any officer of the Company, from time to time;

(bb)       Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(cc)        Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in Regulation 2.10) sold in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

(dd)       Per-Share Redemption Price means:

(i)          with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned, but net of taxes payable and less up to US$50,000 of any interest earned to pay liquidation expenses divided by the number of then outstanding Public Shares;

(ii)         with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(iii)        with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, on the date that is two Business Days prior to the consummation of the Business Combination, divided by the number of then outstanding Public Shares;

(ee)        Preferred Shares has the meaning ascribed to it in Clause 5.1;

(ff)         Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(gg)       Public Shares means the Shares included in the units issued in the IPO;

(hh)       Redemption Offer has the meaning ascribed to it in Regulation 24.5(b);

(ii)         Registration Statement has the meaning ascribed to it in Regulation 24.10;

(jj)         relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(kk)       Resolution of Directors means either:

(i)          subject to sub-paragraph (ii) below, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

Annex A-6

(ii)         a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(ll)         Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(mm)     Seal means any seal which has been duly adopted as the common seal of the Company;

(nn)       SEC means the United States Securities and Exchange Commission;

(oo)       Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Ordinary Shares or other securities or debt obligations;

(pp)       Securities Act means the United States Securities Act of 1933, as amended;

(qq)       Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(rr)        Sponsor means Winky Investments Limited, a company incorporated in the British Virgin Islands;

(ss)        Sponsor Group means the Sponsor and its respective affiliates, successors and assigns;

(tt)         Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(uu)       Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(vv)       Tender Redemption Offer has the meaning ascribed to it in Regulation 24.5(a);

(ww)     Termination Date has the meaning given to it in Regulation 24.2;

(xx)       Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(yy)       Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those in included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations, and up to US$ 50,000 of such interest on the balance of the Trust Account may also be released to pay the liquidation expenses of the Company if applicable;

(zz)        Underwriter means an underwriter of the IPO from time to time, and any successor underwriter; and

(aaa)      written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2       In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)         a Regulation is a reference to a regulation of the Articles;

(b)         a Clause is a reference to a clause of the Memorandum;

(c)         voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

Annex A-7

(d)         the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended;

(e)         the singular includes the plural and vice versa;

(f)          where a meeting of (a) Members; (b) a class of Members; (c) the board of Directors; or (d) any committee of the Directors, is required to be convened for a place, such place may be a physical place, or a virtual place, or both, and where a meeting is convened for or including a virtual place any person, including the person duly appointed as the chairperson of such meeting, may attend such meeting by virtual attendance and such virtual attendance shall constitute presence in person at that meeting;

(g)         the term “virtual place” includes a discussion facility or forum with a telephonic, electronic or digital identifier; and

(h)         the term “virtual attendance” means attendance at a virtual place by means of conference telephone or other digital or electronic communications equipment or software or other facilities by means of which all the persons participating in the meeting can communicate with each other.

12.3       Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4       Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated 20 April 2021

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

Signature of authorised signatory

Print name

Annex A-8

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

JVSPAC Acquisition Corp.
A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ON [•] 2025

1            REGISTERED SHARES

1.1         Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2         Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3         If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4         Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5         Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6         Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

1.7         Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the IPO.

2            SHARES

2.1         Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by

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Resolution of Directors determine, save that the Directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Ordinary Share conversion described at Regulation 3.

2.2         Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares, any Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine subject to Regulation 24.7.

2.3         Section 46 of the Act does not apply to the Company.

2.4         A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5         No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)         the amount to be credited for the issue of the Shares; and

(b)         that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6         The Company shall keep a register (the share register) containing:

(a)         the names and addresses of the persons who hold Shares;

(b)         the number of each class and series of Shares held by each Member;

(c)         the date on which the name of each Member was entered in the share register; and

(d)         the date on which any Eligible Person ceased to be a Member.

2.7         The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8         A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9         Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, rights to acquire or receive Ordinary Shares or convertible securities in connection with the Company’s IPO.

2.10       With respect to redeeming or repurchasing the Shares:

(a)         Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Regulation 24.5;

(b)         Class B Ordinary Shares held by the Sponsor shall, following consummation of the IPO, be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Ordinary Shares will at all times represent 20% of the Company’s issued Shares after the IPO; and

(c)         Public Shares shall be repurchased by way of tender offer in the circumstances set out in Regulation 24.5.

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3            Class B Ordinary Share Conversion

3.1         The rights attaching to the Class A Ordinary Shares and Class B Ordinary Shares shall rank pari passu in all respects, and the Class A Ordinary Shares and Class B Ordinary Shares shall vote together as a single class on all matters (subject to Clause 7 of the Memorandum and Regulation 10.1 of the Articles) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Regulation 3.

3.2         Class B Ordinary Shares shall convert into Class A Ordinary Shares on a one-for-one basis (the Initial Conversion Ratio): (a) at any time and from time to time at the option of the holders thereof; or (b) automatically at the time of the consummation of the Company’s Business Combination.

3.3         Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Ordinary Shares or any other equity-linked securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all issued Class B Ordinary Shares shall automatically be converted into such number of Class A Ordinary Shares on the first business day following the consummation of the Company’s Business Combination at a ratio for which the Class B Ordinary Shares shall convert into Class A Ordinary Shares will be adjusted (unless the holders of a majority of the Class B Ordinary Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Ordinary Shares issuable upon conversion of all Class B Ordinary Shares will equal, in the aggregate, on an as-converted basis, to 20% of the sum of:

(a)         all Class A Ordinary Shares and Class B Ordinary Shares issued and outstanding upon completion of the IPO, including pursuant to the Over-Allotment Option, plus

(b)         all Class A Ordinary Shares issued or deemed issued, or issuable upon the conversion or exercise of any equity-linked securities issued or deemed issued in connection with or in relation to the Business Combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination and any private placement-equivalent units issued to the Sponsor or its affiliates upon conversion of working capital loans made to the Company.

3.4         Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Ordinary Shares or equity-linked securities by the written consent or agreement of holders of a majority of the Class B Ordinary Shares then in issue consenting or agreeing separately as a separate class in the manner provided in Clause 7 of the Memorandum.

3.5         The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Ordinary Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Ordinary Shares in issue.

3.6         Each Class B Share shall convert into its pro rata number of Class A Ordinary Shares as set forth in this Regulation 3. The pro rata share for each holder of Class B Ordinary Shares will be determined as follows: Each Class B Ordinary Share shall convert into such number of Class A Ordinary Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Ordinary Shares into which all of the issued Class B Ordinary Shares shall be converted pursuant to this Regulation 3 and the denominator of which shall be the total number of issued Class B Ordinary Shares at the time of conversion.

3.7         References in this Regulation 3 to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Ordinary Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Ordinary Shares into which the Class B Ordinary Shares have been converted or exchanged at a price per Class B Ordinary Share necessary to give effect to a conversion or exchange. The Class A Ordinary Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

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3.8         Notwithstanding anything to the contrary in this Regulation 3, in no event may any Class B Ordinary Share convert into Class A Ordinary Shares at a ratio that is less than one-for-one.

3.9         The directors shall not allot or issue Class A Ordinary Shares such that the number of authorised but unissued Class A Ordinary Shares would at any time be insufficient to permit the conversion of all Class B Ordinary Shares from time to time issued into Class A Ordinary Shares.

4            FORFEITURE

4.1         Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

4.2         A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

4.3         The written notice of call referred to in Regulation 4.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

4.4         Where a written notice of call has been issued pursuant to Regulation 4.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

4.5         The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 4.4 and that Member shall be discharged from any further obligation to the Company.

5            TRANSFER OF SHARES

5.1         Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

5.2         The transfer of a Share is effective when the name of the transferee is entered on the share register.

5.3         If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)         to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)         that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

5.4         Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

6            DISTRIBUTIONS

6.1         Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

6.2         Dividends may be paid in money, shares, or other property.

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6.3         The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

6.4         Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 22 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

6.5         No dividend shall bear interest as against the Company.

7            REDEMPTION OF SHARES AND TREASURY SHARES

7.1         The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

7.2         The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)         the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)         the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

7.3         Sections 60, 61 and 62 of the Act shall not apply to the Company.

7.4         Subject to the provisions of Regulation 24, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

7.5         All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

7.6         Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

7.7         Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

8            MORTGAGES AND CHARGES OF SHARES

8.1         Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

8.2         There shall be entered in the share register at the written request of the Member:

(a)         a statement that the Shares held by him are mortgaged or charged;

(b)         the name of the mortgagee or chargee; and

(c)         the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

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8.3         Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)         with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)         upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

8.4         Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)         no transfer of any Share the subject of those particulars shall be effected;

(b)         the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)         no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

9            MEETINGS AND CONSENTS OF MEMBERS

9.1         Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the Directors.

9.2         Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

9.3         The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)         those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)         the other Directors.

9.4         The Director convening a meeting of Members shall fix in the notice of the meeting the Record Date for determining those Members that are entitled to vote at the meeting.

9.5         A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

9.6         The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

9.7         A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

9.8         The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

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9.9         The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

JVSPAC Acquisition Corp.

I/We being a Member of the above Company HEREBY APPOINT ……………………………………………………………………………..…… of ……………………………………...……….…………..………… or failing him …..………………………………………………….…………………….. of …………..………………………………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of …………..…………, 20……

……………………………

Member

9.10       The following applies where Shares are jointly owned:

(a)         if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)         if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)         if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

9.11       A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

9.12       A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

9.13       If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

9.14       At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose

Annex A-15

a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

9.15       The person appointed as chairman of the meeting pursuant to Regulation 9.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

9.16       Voting at any meeting of the Members is by show of hands unless a poll is demanded by the chairman. On a show of hands every Member who is present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote and on a poll every Member shall present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote for each Share which such Member is the holder. Any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

9.17       Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

9.18       Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

9.19       The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

9.20       Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

9.21       Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

10          DIRECTORS

10.1       Prior to the closing of a Business Combination, the Directors shall be elected or removed by Resolution of Members of the Class B Ordinary Shares for such term as the Members determine. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Ordinary Shares or the Directors shall have no right to vote on the appointment or removal of any director.

10.2       After the closing of a Business Combination, the Directors shall be elected or removed by Resolution of Members or by Resolution of Directors.

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10.3       No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

10.4       The minimum number of Directors shall be one and there shall be no maximum number of Directors.

10.5       Each Director holds office for the term fixed by the Resolution of Members or Resolution of Directors appointing him, but such term shall not exceed four years, or pursuant to Regulation 10.1 or 10.7, or until his earlier death, resignation or removal. For the avoidance of doubt, a Director who has completed his term of service is eligible for re-election in accordance with Regulation 10.1. If no term is fixed on the appointment of a Director, the Director serves the term of two years until his earlier death, resignation or removal.

10.6       A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

10.7       After the closing of a Business Combination, the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

10.8       A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

10.9       The Company shall keep a register of Directors containing:

(a)         the names and addresses of the persons who are Directors of the Company;

(b)         the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)         the date on which each person named as a Director ceased to be a Director of the Company; and

(d)         such other information as may be prescribed by the Act.

10.10     The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

10.11     The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the remuneration of Directors with respect to services to be rendered in any capacity to the Company, provided that no cash remuneration shall be paid to any Director prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

10.12     A Director is not required to hold a Share as a qualification to office.

10.13     Prior to the consummation of any transaction with:

(a)         any affiliate of the Company;

(b)         any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)         any Director or executive officer of the Company and any relative of such Director or executive officer; and

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(d)         any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 10.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

11          POWERS OF DIRECTORS

11.1       The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

11.2       If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.3       Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

11.4       Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

11.5       The continuing Directors may act notwithstanding any vacancy in their body.

11.6       Subject to Regulation 24.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

11.7       All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

11.8       Section 175 of the Act shall not apply to the Company.

12          PROCEEDINGS OF DIRECTORS

12.1       Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

12.2       The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

12.3       A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

12.4       A Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

Annex A-18

12.5       A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

12.6       A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

12.7       If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

12.8       At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair. In the case of an equality of votes at a meeting of Directors, the Chairman of the Board shall have a casting vote.

12.9       An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

13          COMMITTEES

13.1       The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

13.2       The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)         to amend the Memorandum or the Articles;

(b)         to designate committees of Directors;

(c)         to delegate powers to a committee of Directors;

(d)         to appoint Directors;

(e)         to appoint an agent;

(f)          to approve a plan of merger, consolidation or arrangement; or

(g)         to make a declaration of solvency or to approve a liquidation plan.

13.3       Regulations 13.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

Annex A-19

13.4       The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

14          OFFICERS AND AGENTS

14.1       The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

14.2       The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by Applicable Law, and the treasurer to be responsible for the financial affairs of the Company.

14.3       The emoluments of all officers shall be fixed by Resolution of Directors.

14.4       The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

14.5       The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 13.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

15          CONFLICT OF INTERESTS

15.1       A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

15.2       For the purposes of Regulation 15.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

15.3       Provided that the requirements of Regulation 10.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)         vote on a matter relating to the transaction;

(b)         attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

Annex A-20

(c)         sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

16          INDEMNIFICATION

16.1       Subject to the limitations hereinafter provided and to the extent permitted by law, the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)          is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)          is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

16.2       The indemnity in Regulation 16.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

16.3       The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

16.4       The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

16.5       The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

17          RECORDS

17.1       The Company shall keep the following documents at the office of its registered agent:

(a)         the Memorandum and the Articles;

(b)         the share register, or a copy of the share register;

(c)         the register of Directors, or a copy of the register of Directors; and

(d)         copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

17.2       If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)         within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)         provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

Annex A-21

17.3       The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)         minutes of meetings and Resolutions of Members and classes of Members;

(b)         minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)         an impression of the Seal, if any.

17.4       Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

17.5       The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

18          REGISTERS OF CHARGES

18.1       The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)         the date of creation of the charge;

(b)         a short description of the liability secured by the charge;

(c)         a short description of the property charged;

(d)         the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)         unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)          details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

19          CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

20          SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

21          ACCOUNTS AND AUDIT

21.1       The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

21.2       The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

Annex A-22

21.3       The Company may by Resolution of Members call for the accounts to be examined by auditors.

21.4       If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

21.5       If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

21.6       If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)         at the AGM or at a subsequent general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)         a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)         the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

21.7       The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

21.8       The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

21.9       Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

21.10     The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

22          NOTICES

22.1       Any notice, information or written statement to be given by the Company to Members shall be served by mail, fax (or equivalent means of transmittance) or email addressed to each Member at the address shown in the Company’s share register (or where the notice is given by email or fax (or equivalent means of transmittance) by sending it to the email address or fax number (or equivalent) provided by such Member). Any mailed notice, if posted from one country to another, is to be sent by airmail. Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays in the British Virgin Islands) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre-paying and posting a letter containing the notice, and shall be deemed to have received on the fifth day (not including Saturdays or Sundays or public holidays in the British Virgin Islands) following the day on which the notice was posted. Where a notice is sent by fax (or equivalent means of transmittance), service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by email, service shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for receipt of the email to be acknowledged by the recipient.

Annex A-23

22.2       Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

23          VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

24          BUSINESS COMBINATION

24.1       Regulations 24.1 to 24.11 shall terminate upon consummation of any Business Combination.

24.2       The Company has until 18 months from the closing of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 18 months of the closing of the IPO, the Company may, by Resolution of Directors, at the request of the Initial Shareholders, extend the period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to 30 months to complete a Business Combination), subject to the Initial Shareholders depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. In the event that the Company does not consummate a Business Combination within 18 months from the closing of the IPO or within up to 30 months from the closing of the IPO (subject in the latter case to valid one month extensions having been made in each case (such date falling 18 months or up to 30 months, as applicable, after the closing of the IPO being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) cease all operation except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

24.3       Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

24.4       Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

24.5

(a)         In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Regulation 24.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender

Annex A-24

Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)         In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 24.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the Directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

24.6       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

24.7       Following the IPO, the Company will not issue any Securities (other than (i) Public Shares or (ii) Class A Shares issuable upon conversion of Class B Shares pursuant to Section 3.2 hereof) prior to a Business Combination that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

24.8       In the event the Company seeks to complete a Business Combination with a company that is affiliated with an Initial Shareholder, the Company will obtain an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

24.9       The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

24.10     Immediately after the Company’s IPO, that amount of the net proceeds received by the Company from the IPO (including proceeds of any exercise of the underwriter’s over-allotment option) and from the simultaneous private placement by the Company as is stated in the Company’s registration statement on Form S-1 filed with the SEC (such registration statement at the time it initially goes effective, the Registration Statement) to be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Regulation 24. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Regulation 24, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations and up to US$ 50,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Company if applicable.

24.11     In the event the Directors of the Company propose any amendment to Regulation 24 or to any of the other rights of the Ordinary Shares as set out at Clause 6.1 of the Memorandum prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the

Annex A-25

substance or timing of the Company’s obligations as described in this Regulation 24 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Memorandum and Articles reflecting such amendment are to be filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such offer, whether or not such holders accept such offer.

25          Business Opportunities

25.1       In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (b) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and Members in connection therewith.

25.2       To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

25.3       Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Sponsor Group, about which a director and/or officer of the Company who is also an Sponsor Group Related Person acquires knowledge.

25.4       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association.

Dated 20 April 2021

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

Signature of authorised signatory

Print name

Annex A-26

JVSPAC ACQUISITION CORP.

PRELIMINARY PROXY FOR
THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2025 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/pac/join/[XXXXX]. The Proxy Statement is available at https://www.[•]. We encourage shareholders to attend the Extraordinary General Meeting virtually.

The undersigned hereby appoints Claudius Tsang with full power of substitution, as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of JVSPAC Acquisition Corp., to be held at [•] a.m. Eastern Time on [•], 2025 (the “Extraordinary General Meeting”) at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/pac/join/[XXXXX], and any postponement or adjournment thereof, and to vote as if the undersigned were then and there present on all matters set forth in the Notice of Extraordinary General Meeting, dated [•], 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

Approval to amend and restate the Company’s currently effective memorandum and articles of association (the “Charter”) to allow the Company to extend the date by which it has to consummate a business combination (the “Extension”) for an additional twelve months from July 23, 2025 (the “Current Termination Date”) to July 23, 2026 (the termination date as so extended, the “Extended Termination Date”) by deleting the Charter in its entirety and substituting it by the adoption of the amended and restated memorandum and articles of association of the Company in the form set forth in Annex A of the Proxy Statement, subject to registration of it by the Registry of Corporate Affairs of the British Virgin Islands (the “Charter Amendment”).

	For ☐	Against ☐	Abstain ☐
2.

Approval to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing Proposal 1.

	For ☐	Against ☐	Abstain ☐

NOTE: IN HIS OR HER DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to participate in the Extraordinary General Meeting (Circle one): Yes No

Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.